UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08081

Name of Fund: MuniHoldings Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
              Officer, MuniHoldings Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 10/31/05

Item 1 -    Report to Stockholders

MuniHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.


Semi-Annual Reports
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. seek to provide shareholders with current income exempt from federal income taxes by investing primarily in portfolios of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. Under normal circumstances, MuniHoldings Insured Fund, Inc. invests at least 80% of its total assets in municipal bonds that are covered by insurance.

These reports, including the financial information herein, are transmitted to shareholders of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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MuniHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately
3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of October 31, 2005, the percentages of MuniHoldings Fund, Inc.'s and MuniHoldings Insured Fund, Inc.'s total net assets invested in inverse floaters were 2.87% and 5.57%, respectively, before the deduction of Preferred Stock.


Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                            +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)         + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.87         + 3.54

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Manager


Relative to the broader municipal market, we ended the period with a neutral level of interest rate risk but positioned for the continued flattening of the municipal yield curve.


Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields generally rose as their prices, which move in the opposite direction, fell. In the second half of the period, investors worried about the higher energy costs generated by the Gulf Coast hurricanes, which threatened to pressure inflation upward. Stronger-than-expected third quarter gross domestic product growth further added to inflationary concerns. The combination of faster economic growth and potential price increases pushed bond yields higher.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 3.75% by period-end (and to 4% just one day later on November
1). As short-term interest rates increased more dramatically than longer rates, the yield curve continued to flatten. During the past six months, 10-year Treasury note yields rose 36 basis points (.36%) to 4.57% and 30-year Treasury bond yields rose 25 basis points to 4.76%.

Tax-exempt bond yields exhibited a similar pattern during the period. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased 22 basis points to 4.59%, while the yield on AAA-rated issues maturing in 10 years rose 35 basis points to 3.92%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past six months, almost $208 billion in new long-term tax-exempt bonds was issued, a year-over-year increase of 9.1%. More recently, the pace of new bond issuance moderated, with approximately $91 billion in tax-exempt bond issuance during the past three months, an increase of 5.8% on a year-over-year basis. During the first nine months of 2005, the volume of refunding issues rose to $106 billion, an increase of more than 55% compared to that underwritten during the same period in 2004. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained positive for most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through September 2005, net new cash flows into long-term municipal bond funds exceeded $6.7 billion - a significant improvement from the $12.9 billion net outflow seen during the same period in 2004. Notably, throughout much of the past year, high-yield tax-exempt bond funds have been the principal target for these new cash inflows. During recent months, these lower-rated and non-rated bond funds received an average of $115 million per week. The need to invest these cash flows led to very strong demand for lower-rated issues and a consequent narrowing of credit spreads.

Solid investor demand for tax-exempt issues generally helped municipal bond performance approach that of taxable bonds in recent months and reverse some of their prior underperformance. In addition, the ratio of tax-exempt bond yields to taxable bond yields remains attractive and should continue to draw both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.


MuniHoldings Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended October 31, 2005, the Common Stock of MuniHoldings Fund, Inc. had net annualized yields of 6.93% and 6.95%, based on a period-end per share net asset value of $16.06 and a per share market price of $16.01, respectively, and $.561 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.92%, based on a change in per share net asset value from $16.31 to $16.06, and assuming reinvestment of all distributions.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



The Fund's total return, based on net asset value, exceeded the +1.16% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The Fund's outperformance can be attributed to a modestly overweighted exposure to spread product - lower-quality, higher-yielding municipal bonds, which benefited as credit spreads narrowed during the period. The high yield municipal market continued to perform well on the back of strong demand, as investors, looking for better yields in a low interest rate environment, poured cash into high yield mutual funds. The Fund benefited particularly from issues in the special tax (land secured), senior living and toll road sectors, all of which saw gains in an otherwise down market. The Fund also benefited from price appreciation of its holdings issued by Mississippi Systems Energy, a subsidiary of Entergy Corp., which was downgraded after Hurricane Katrina struck the Gulf Coast region. Ironically, the credit downgrade caused our bonds to appreciate because it made it less probable that the securities' call feature would be exercised. Of final note, the Fund's underweight stance in airline bonds was a positive. We had no exposure to either Delta Air Lines or Northwest Airlines, both of which declared bankruptcy during the period, in part because of the impact of higher fuel costs.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

New purchases concentrated on bonds we believed offered our shareholders attractive relative value. In anticipation of continued flattening of the yield curve, we reduced our exposure to bonds with maturities of 10 years - 18 years while adding to our holdings in bonds longer than 25 years. We also maintained our strategy of purchasing bonds of issuers we believed were more likely to defease their existing debt to help close their budget gaps. When bonds are defeased, it typically means that the securities are retired at their first call date, enabling the bonds to appreciate significantly. The states of California, Massachusetts and New Jersey were three such issuers who have been aggressive in implementing this strategy.

Also, when appropriate, we purchased higher-coupon bonds with shorter call dates, which we believed offered attractive relative yields and the potential for future outperformance. For example, we purchased bonds issued for Xavier University in New Orleans. These bonds, which carry MBIA insurance, offered 20 basis points of yield more than they would have prior to Hurricanes Katrina and Rita. We continue to look for opportunities in the areas affected by the two storms.

For the six-month period ended October 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 2.50% for Series A and 2.42% for Series B. For the period October 19, 2005 to October 31, 2005, Series C had an average yield of 2.50%. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.01% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Relative to the broader municipal market, we maintained a neutral level of interest rate risk but are positioned for the continued flattening of the yield curve. Having reduced some of our more volatile corporate-backed bonds, the Fund has a more neutral exposure to high yield spread product. With higher interest rates and our outlook for slower economic activity, however, we will be on the lookout for opportunities to slightly increase the Fund's duration.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Manager (concluded)



MuniHoldings Insured Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended October 31, 2005, the Common Stock of MuniHoldings Insured Fund, Inc. had net annualized yields of 6.28% and 6.46%, based on a period-end per share net asset value of $13.94 and a per share market price of $13.55, respectively, and $.441 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was -.37%, based on a change in per share net asset value from $14.44 to $13.94, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, slightly trailed the +.29% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) On the positive side, Fund performance was primarily influenced by our yield curve strategy. For most of the period, we were overweighted in bonds with maturities greater than 20 years. This benefited performance as the yield curve flattened and longer-term bonds outperformed shorter-term issues. However, we avoided bonds with maturities of 30 years and longer because of their heightened interest rate risk. This detracted somewhat from relative results as bonds maturing beyond 30 years were the municipal market's best performers.

In an effort to preserve the Fund's competitive yield, we maintained our holdings in five-year - 10-year prerefunded bonds, which offered higher accrual rates than currently available in the low-yield environment. This benefited the Fund's yield, but hampered its total return somewhat as rates on bonds with maturities of 15 years and shorter rose.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. With the yield curve flattening, we continued to shift our emphasis further out on the curve, favoring bonds with maturity dates of 20 years and longer while reducing our exposure to 15-year - 20-year bonds. New purchases were concentrated on issuers that we believed were more likely to defease their existing debt to help close budget gaps. When bonds are defeased, it typically means that the securities are retired at their first call date, enabling the bonds to appreciate significantly. Massachusetts, California and New Jersey are three state issuers that have been aggressive in this strategy.

For the six months ended October 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.42% for Series A and 2.41% for Series B. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period (and 25 basis points more on November
1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 42.23% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was fully invested and neutrally positioned with regard to interest rate risk. We continue to emphasize a competitive yield and preservation of the portfolio's net asset value. Although we have begun to restructure the portfolio by purchasing bonds with slightly longer maturity dates, the securities added in recent months have tended to be premium-coupon bonds with defensive characteristics, allowing us to extend our average duration while still maintaining a fairly conservative approach.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


November 15, 2005



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005

Proxy Results                                           MuniHoldings Fund, Inc.


During the six-month period ended October 31, 2005, MuniHoldings Fund, Inc.'s
Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Directors:        Robert C. Doll, Jr.                 13,081,166              266,833
                                         Cynthia A. Montgomery               13,078,947              269,052
                                         Jean Margo Reid                     13,078,447              269,552
                                         Roscoe S. Suddarth                  13,071,898              276,101
                                         Edward D. Zinbarg                   13,068,831              279,168


During the six-month period ended October 31, 2005, MuniHoldings Fund, Inc.'s
Preferred Stock shareholders (Series A & B) voted on the following proposal.
The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid,
   Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg                   4,186                    40


Proxy Results                                   MuniHoldings Insured Fund, Inc.


During the six-month period ended October 31, 2005, MuniHoldings Insured Fund,
Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Directors:        Robert C. Doll, Jr.                 12,248,864              334,160
                                         Cynthia A. Montgomery               12,242,346              340,678
                                         Jean Margo Reid                     12,245,064              337,960
                                         Roscoe S. Suddarth                  12,234,856              348,168
                                         Edward D. Zinbarg                   12,235,356              347,668


During the six-month period ended October 31, 2005, MuniHoldings Insured Fund,
Inc.'s Preferred Stock (Series A & B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid,
   Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg                   5,139                    6


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Portfolio Information


Quality Profiles as of October 31, 2005


                                               Percent of
MuniHoldings Fund, Inc. by                       Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           26.8%
AA/Aa                                              5.3
A/A                                               18.9
BBB/Baa                                           21.9
BB/Ba                                              3.5
B/B                                                2.6
CCC/Caa                                            1.3
NR                                                18.3
Other*                                             1.4

* Includes portfolio holdings in short-term investments and variable rate demand notes.



                                               Percent of
MuniHoldings Insured Fund, Inc. by               Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           88.4%
AA/Aa                                              2.9
A/A                                                5.3
BBB/Baa                                            2.6
Other*                                             0.8

* Includes portfolio holdings in short-term investments and variable rate demand notes.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)
                                     MuniHoldings Fund, Inc.


       Face
     Amount   Municipal Bonds                                           Value

Alabama--3.4%

    $ 1,750   Camden, Alabama, IDB, Exempt Facilities Revenue
                Bonds (Weyerhaeuser Company), Series A, 6.125%
                due 12/01/2024                                      $     1,927
      4,550   Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 5% due 1/01/2024               4,648
        900   Sylacauga, Alabama, Health Care Authority Revenue
                Bonds (Coosa Valley Medical Center), Series A,
                6% due 8/01/2025                                            911

Arizona--2.8%

              Maricopa County, Arizona, IDA, Education Revenue
                Bonds (Arizona Charter Schools Project 1), Series A:
        935        6.50% due 7/01/2012                                      950
      2,300        6.75% due 7/01/2029                                    2,306
      3,000   Phoenix, Arizona, IDA, Airport Facility, Revenue
                Refunding Bonds (America West Airlines Inc.
                Project), AMT, 6.30% due 4/01/2023                        2,206
        675   Show Low, Arizona, Improvement District No. 5,
                Special Assessment Bonds, 6.375% due 1/01/2015              699

Arkansas--0.9%

      2,000   University of Arkansas, University Construction
                Revenue Bonds (UAMS Campus), Series B, 5%
                due 11/01/2023 (e)                                        2,094

California--24.8%

        875   Agua Caliente Band of Cahuilla Indians, California,
                Casino Revenue Bonds, 5.60% due 7/01/2013                   907
      2,965   California Infrastructure and Economic Development
                Bank, Insured Revenue Bonds (Rand Corporation),
                Series A, 5.50% due 4/01/2032 (a)                         3,199
      3,405   California Pollution Control Financing Authority, PCR,
                Refunding, DRIVERS, AMT, Series 878Z, 7.667%
                due 12/01/2009 (e)(i)                                     3,828
      7,000   California State Department of Water Resources,
                Power Supply Revenue Bonds, Series A, 5.25%
                due 5/01/2020                                             7,462
              California State, GO, Refunding:
      2,490        5.375% due 10/01/2010                                  2,706
        510        5.375% due 10/01/2027                                    541
      6,800   California State Public Works Board, Lease Revenue
                Bonds (Department of Corrections), Series C, 5.25%
                due 6/01/2028                                             7,095
      2,500   California State, Various Purpose, GO, 5.50%
                due 4/01/2028                                             2,681
      3,870   California Statewide Communities Development
                Authority, Health Facility Revenue Bonds (Memorial
                Health Services), Series A, 6% due 10/01/2023             4,245
      2,000   East Side Union High School District, California,
                Santa Clara County, GO (Election of 2002), Series D,
                5% due 8/01/2021 (h)                                      2,097



       Face
     Amount   Municipal Bonds                                           Value

California (concluded)

              Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Bonds:
    $ 1,165        Series A-3, 7.875% due 6/01/2042                 $     1,422
      1,670        Series B, 5.625% due 6/01/2013 (f)                     1,872
      7,955   Los Angeles, California, Unified School District, GO,
                Series A, 5% due 1/01/2028 (e)                            8,248
              Montebello, California, Unified School District, GO (b):
      2,405        5.61%** due 8/01/2022                                  1,076
      2,455        5.61%** due 8/01/2023                                  1,038
      2,095   Oceanside, California, Unified School District,
                GO (Election of 2000), Series C, 5.25%
                due 8/01/2032 (e)                                         2,210
      1,000   Sunnyvale, California, School District, GO (Election of
                2004), Series A, 5% due 9/01/2026 (d)                     1,043
      2,440   University of California, Limited Project Revenue
                Bonds, Series B, 5% due 5/15/2033 (d)                     2,515
      2,565   William S. Hart Union High School District, California,
                Capital Appreciation, GO (Election of 2001),
                Series B, 4.72%** due 9/01/2025 (d)                         948

Colorado--1.7%

      1,000   Colorado Water Resources and Power Development
                Authority, Water Resources Revenue Bonds (East
                Cherry Creek Valley Water and Sanitation District
                Water Activity Enterprise, Inc. Project), Series A, 5%
                due 11/15/2029 (e)                                        1,035
      2,645   Elk Valley, Colorado, Public Improvement Revenue
                Bonds (Public Improvement Fee), Series A, 7.35%
                due 9/01/2031                                             2,802

Connecticut--3.4%

      2,285   Bridgeport, Connecticut, Senior Living Facilities
                Revenue Bonds (3030 Park Retirement Community
                Project), 7.25% due 4/01/2035                             1,919
      2,165   Connecticut State Development Authority, Airport
                Facility Revenue Bonds (LearJet Inc. Project), AMT,
                7.95% due 4/01/2026                                       2,583
      2,735   Connecticut State Development Authority, IDR (AFCO
                Cargo BDL--LLC Project), AMT, 8% due 4/01/2030            2,958

Florida--7.2%

      1,430   Broward County, Florida, Airport Exempt Facility
                Revenue Bonds (Learjet Inc. Project), AMT, 7.50%
                due 11/01/2020                                            1,614
      2,340   Miami-Dade County, Florida, Subordinate Special
                Obligation Revenue Bonds, Series A, 5.24%**
                due 10/01/2037 (e)                                          434
              Midtown Miami, Florida, Community Development
                District, Special Assessment Revenue Bonds:
      2,250        Series A, 6.25% due 5/01/2037                          2,376
      2,550        Series B, 6.50% due 5/01/2037                          2,736



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
VRDN     Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)
                                     MuniHoldings Fund, Inc.


       Face
     Amount   Municipal Bonds                                           Value

Florida (concluded)

    $ 3,225   Orange County, Florida, Health Facilities Authority,
                Hospital Revenue Bonds (Orlando Regional
                Healthcare), 6% due 12/01/2028                      $     3,459
        900   Orlando, Florida, Urban Community Development
                District, Capital Improvement Special Assessment
                Bonds, Series A, 6.95% due 5/01/2033                        971
      1,685   Preserve at Wilderness Lake, Florida, Community
                Development District, Capital Improvement Bonds,
                Series A, 5.90% due 5/01/2034                             1,718
              Tern Bay Community Development District, Florida,
                Capital Improvement Revenue Refunding Bonds:
      1,000        Series A, 5.375% due 5/01/2037                           995
      1,660        Series B, 5% due 5/01/2015                             1,670

Georgia--0.8%

      1,750   Atlanta, Georgia, Tax Allocation Bonds (Atlantic
                Station Project), 7.90% due 12/01/2024                    1,887

Illinois--3.4%

        730   Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                Project), 8% due 10/01/2016                                 765
      1,000   Chicago, Illinois, O'Hare International Airport, Special
                Facility Revenue Refunding Bonds (American
                Airlines Inc. Project), 8.20% due 12/01/2024                846
      1,200   Chicago, Illinois, Special Assessment Bonds (Lake
                Shore East), 6.75% due 12/01/2032                         1,298
      4,000   Illinois HDA, Homeowner Mortgage Revenue Bonds,
                AMT, Sub-Series C-2, 5.35% due 2/01/2027                  4,078
        625   Naperville, Illinois, IDR (General Motors Corporation),
                Refunding, VRDN, 6.75% due 12/01/2012 (k)                   625

Indiana--2.6%

      8,985   Allen County, Indiana, Redevelopment District
                Tax Increment Revenue Bonds (General Motors
                Development Area), 7%** due 11/15/2013                    5,840

Kentucky--1.0%

      2,000   Louisville and Jefferson Counties, Kentucky,
                Metropolitan Sewer District, Sewer and Drain
                System Revenue Bonds, Series A, 5.50%
                due 5/15/2034 (e)                                         2,164

Louisiana--4.3%

      4,115   Louisiana Public Facilities Authority, Hospital Revenue
                Bonds (Franciscan Missionaries of Our Lady Health
                System, Inc.), Series A, 5.25% due 8/15/2036              4,182
      1,750   New Orleans, Louisiana, Financing Authority Revenue
                Bonds (Xavier University of Louisiana Project),
                5.30% due 6/01/2026                                       1,822
      3,540   New Orleans, Louisiana, GO (Public Improvements),
                5% due 10/01/2033 (e)                                     3,589

Maryland--4.1%

      1,875   Anne Arundel County, Maryland, Special Obligation
                Revenue Bonds (Arundel Mills Project), 7.10%
                due 7/01/2009 (f)                                         2,140
              Maryland State Economic Development Corporation,
                Student Housing Revenue Bonds (University of
                Maryland College Park Project):
      1,760        6% due 6/01/2021                                       1,899
      1,700        6.50% due 6/01/2027                                    1,867
      2,750   Maryland State Energy Financing Administration,
                Limited Obligation Revenue Bonds (Cogeneration--
                AES Warrior Run), AMT, 7.40% due 9/01/2019                2,791
        500   Prince Georges County, Maryland, Special Obligation
                Bonds (National Harbor Project), 5.20%
                due 7/01/2034                                               501



       Face
     Amount   Municipal Bonds                                           Value

Massachusetts--3.3%

    $ 1,000   Massachusetts Bay Transportation Authority, Special
                Assessment Revenue Bonds, Series A, 5%
                due 7/01/2034                                       $     1,029
      6,115   Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (d)                                         6,320

Michigan--2.9%

      1,400   Flint, Michigan, Hospital Building Authority, Revenue
                Refunding Bonds (Hurley Medical Center), Series A,
                6% due 7/01/2020 (g)                                      1,515
      4,805   Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison Pollution
                Control), AMT, Series B, 5.65% due 9/01/2029              4,974

Minnesota--1.6%

      3,500   Minneapolis, Minnesota, Community Development
                Agency, Supported Development Revenue Refunding
                Bonds, Series G-3, 5.45% due 12/01/2031                   3,643

Mississippi--4.7%

      7,675   Claiborne County, Mississippi, PCR, Refunding
                (System Energy Resources Inc. Project), 6.20%
                due 2/01/2026                                             7,807
      2,500   Mississippi Business Finance Corporation, Mississippi,
                PCR, Refunding (System Energy Resources Inc.
                Project), 5.90% due 5/01/2022                             2,546

Missouri--1.4%

      2,000   Fenton, Missouri, Tax Increment Revenue Refunding
                and Improvement Bonds (Gravois Bluffs), 7%
                due 10/01/2021                                            2,138
      1,000   Missouri State Development Finance Board,
                Infrastructure Facilities Revenue Refunding Bonds
                (Branson), Series A, 5.50% due 12/01/2032                 1,027

Nevada--1.4%

      3,000   Clark County, Nevada, IDR (Power Company Project),
                AMT, Series A, 6.70% due 6/01/2022 (b)                    3,120

New Jersey--12.5%

              New Jersey EDA, Cigarette Tax Revenue Bonds:
      5,385        5.75% due 6/15/2029                                    5,657
      2,280        5.75% due 6/15/2034                                    2,384
              New Jersey EDA, Retirement Community Revenue
                Bonds, Series A:
      1,475        (Cedar Crest Village Inc. Facility), 7.25%
                   due 11/15/2031                                         1,594
      2,600        (Seabrook Village Inc.), 8.25% due 11/15/2030          2,928
      1,965   New Jersey EDA, School Facilities Construction
                Revenue Bonds, Series O, 5.125% due 3/01/2030             2,032
              New Jersey EDA, Special Facility Revenue Bonds
                (Continental Airlines Inc. Project), AMT:
      1,000        6.625% due 9/15/2012                                     930
      2,950        6.25% due 9/15/2029                                    2,385
      3,325   New Jersey Health Care Facilities Financing Authority
                Revenue Bonds (South Jersey Hospital), 6%
                due 7/01/2026                                             3,536
      3,500   New Jersey State Turnpike Authority, Turnpike Revenue
                Bonds, Series C, 5% due 1/01/2030 (d)                     3,635
      2,315   Tobacco Settlement Financing Corporation of New
                Jersey, Asset-Backed Revenue Bonds, 7%
                due 6/01/2041                                             2,708



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)
                                     MuniHoldings Fund, Inc.


       Face
     Amount   Municipal Bonds                                           Value

New Mexico--0.9%

    $ 2,000   Farmington, New Mexico, PCR, Refunding (Public
                Service Company--San Juan Project), Series A,
                6.30% due 12/01/2016                                $     2,089

New York--12.9%

      1,190   Dutchess County, New York, IDA, Civic Facility
                Revenue Refunding Bonds (Saint Francis Hospital),
                Series A, 7.50% due 3/01/2029                             1,292
      3,875   Metropolitan Transportation Authority, New York,
                Revenue Bonds, Series B, 5% due 11/15/2030 (a)            4,024
        535   New York City, New York, City IDA, Civic Facility
                Revenue Bonds, Series C, 6.80% due 6/01/2028                574
              New York City, New York, GO, Refunding, Series F (e):
      1,040        6% due 8/01/2006 (f)                                   1,078
        480        6% due 8/01/2016                                         497
              New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds:
      2,120        DRIVERS, Series 1133Z, 7.50% due 10/15/2012 (i)        2,413
      2,000        Series A, 5% due 10/15/2029 (a)                        2,082
      2,800   New York State Dormitory Authority, Non-State
                Supported Debt, Revenue Bonds (Mount
                Sinai--NYU Medical Center Health System),
                5.50% due 7/01/2026                                       2,829
      2,715   New York State Dormitory Authority Revenue Bonds
                (School Districts Financing Program), Series D,
                5.25% due 10/01/2023 (e)                                  2,904
              Tobacco Settlement Financing Corporation of
                New York Revenue Bonds:
      3,150        Series A-1, 5.50% due 6/01/2018                        3,404
      3,500        Series C-1, 5.50% due 6/01/2017                        3,773
      1,400        Series C-1, 5.50% due 6/01/2022                        1,507
      2,080   Westchester County, New York, IDA, Continuing Care
                Retirement, Mortgage Revenue Bonds (Kendal on
                Hudson Project), Series A, 6.50% due 1/01/2034            2,211

North Carolina--1.0%

      1,040   Gaston County, North Carolina, Industrial Facilities
                and Pollution Control Financing Authority, Revenue
                Bonds (National Gypsum Company Project), AMT,
                5.75% due 8/01/2035                                       1,076
      1,000   North Carolina Medical Care Commission, Health Care
                Housing Revenue Bonds (The ARC of North Carolina
                Projects), Series A, 5.80% due 10/01/2034                 1,023

Oklahoma--2.2%

      3,400   Oklahoma State Industries Authority, Revenue
                Refunding Bonds (Integris Baptist), VRDN, Series B,
                2.72% due 8/15/2029 (e)(k)                                3,400
      1,425   Tulsa, Oklahoma, Municipal Airport Trust Revenue
                Refunding Bonds (AMR Corporation), AMT, Series A,
                5.375% due 12/01/2035                                     1,392

Oregon--0.9%

      2,050   Western Generation Agency, Oregon, Cogeneration
                Project Revenue Bonds (Wauna Cogeneration
                Project), AMT, Series B, 7.40% due 1/01/2016              2,081

Pennsylvania--7.4%

      2,840   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                (Pennsylvania Power and Light Utilities Corporation
                Project), 4.75% due 2/15/2027 (b)                         2,855
      3,500   Pennsylvania Economic Development Financing
                Authority, Exempt Facilities Revenue Bonds
                (National Gypsum Company), AMT, Series B,
                6.125% due 11/01/2027                                     3,700



       Face
     Amount   Municipal Bonds                                           Value

Pennsylvania (concluded)

     $  725   Philadelphia, Pennsylvania, Authority for IDR,
                Commercial Development, 7.75% due 12/01/2017        $       741
      2,500   Philadelphia, Pennsylvania, Authority for IDR,
                Commercial Development (Days Inn), Refunding,
                Series B, 6.50% due 10/01/2027                            2,564
              Philadelphia, Pennsylvania, Authority for Industrial
                Development, Senior Living Revenue Bonds:
      1,105        (Arbor House Inc. Project), Series E, 6.10%
                   due 7/01/2033                                          1,146
      1,245        (Saligman House Project), Series C, 6.10%
                   due 7/01/2033                                          1,292
      3,500   Sayre, Pennsylvania, Health Care Facilities Authority,
                Revenue Bonds (Guthrie Healthcare System),
                Series B, 7.125% due 12/01/2031                           4,129

Rhode Island--1.4%

      2,820   Rhode Island State Health and Educational Building
                Corporation, Hospital Financing Revenue Bonds
                (Lifespan Obligation Group), 6.50% due 8/15/2032          3,078

South Carolina--1.6%

      3,020   Medical University Hospital Authority, South Carolina,
                Hospital Facilities Revenue Refunding Bonds,
                Series A, 6.375% due 8/15/2012 (f)                        3,490

Tennessee--6.1%

      4,500   Hardeman County, Tennessee, Correctional Facilities
                Corporation Revenue Bonds, 7.75% due 8/01/2017            4,665
      4,575   Shelby County, Tennessee, Health, Educational and
                Housing Facility Board, Hospital Revenue Refunding
                Bonds (Methodist Healthcare), 6.50% due 9/01/2012 (f)     5,325
      3,400   Tennessee Educational Loan Revenue Bonds
                (Educational Funding South Inc.), AMT, Senior
                Series B, 6.20% due 12/01/2021                            3,462

Texas--16.1%

      4,000   Austin, Texas, Convention Center Revenue Bonds
                (Convention Enterprises Inc.), First Tier, Series A,
                6.70% due 1/01/2028                                       4,270
      1,000   Brazos River Authority, Texas, PCR, Refunding (TXU
                Energy Company LLC Project), Series B, 4.75%
                due 5/01/2029                                             1,011
      2,340   Brazos River Authority, Texas, Revenue Refunding
                Bonds (Reliant Energy Inc. Project), Series B, 7.75%
                due 12/01/2018                                            2,573
      3,375   Brazos River, Texas, Harbor Navigation District,
                Brazoria County Environmental Revenue Refunding
                Bonds (Dow Chemical Company Project), AMT,
                Series A-7, 6.625% due 5/15/2033                          3,749
        700   Harris County, Texas, Health Facilities Development
                Corporation, Revenue Refunding Bonds
                (Methodist Hospital), VRDN, Series B, 2.70%
                due 12/01/2032 (k)                                          700
      3,450   Harris County, Texas, Revenue Refunding Bonds,
                DRIVERS, Series 1111, 7.478% due 8/15/2009 (d)(i)         3,728
      1,800   Houston, Texas, Health Facilities Development
                Corporation, Retirement Facility Revenue Bonds
                (Buckingham Senior Living Community), Series A,
                7.125% due 2/15/2034                                      1,965
      3,000   Lower Colorado River Authority, Texas, PCR (Samsung
                Austin Semiconductor), AMT, 6.375% due 4/01/2027          3,161



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)
                                     MuniHoldings Fund, Inc.


       Face
     Amount   Municipal Bonds                                           Value

Texas (concluded)

    $ 1,485   Matagorda County, Texas, Navigation District
                Number 1, Revenue Refunding Bonds (Reliant
                Energy Inc.), Series C, 8% due 5/01/2029            $     1,616
      1,425   Port Corpus Christi, Texas, Individual Development
                Corporation, Environmental Facilities Revenue Bonds
                (Citgo Petroleum Corporation Project), AMT, 8.25%
                due 11/01/2031                                            1,509
      2,500   Port Corpus Christi, Texas, Revenue Refunding Bonds
                (Celanese Project), Series A, 6.45% due 11/01/2030        2,647
      5,750   Texas State Department of Housing and Community
                Affairs, Residential Mortgage Revenue Bonds, AMT,
                Series A, 5.70% due 1/01/2033 (c)                         5,912
      2,850   Texas State Department of Housing and Community
                Affairs, Residential Mortgage Revenue Refunding
                Bonds, AMT, Series B, 5.25% due 7/01/2022 (c)             2,950

Vermont--1.1%

      2,370   Vermont Educational and Health Buildings, Financing
                Agency Revenue Bonds (Developmental and Mental
                Health), Series A, 6% due 6/15/2017                       2,462

Virginia--6.3%

      1,150   Chesterfield County, Virginia, IDA, PCR (Virginia
                Electric and Power Company), Series A, 5.875%
                due 6/01/2017                                             1,233
      3,000   Fairfax County, Virginia, EDA, Resource Recovery
                Revenue Refunding Bonds, AMT, Series A, 6.10%
                due 2/01/2011 (a)                                         3,296
              Pocahontas Parkway Association, Virginia, Toll Road
                Revenue Bonds:
      3,825        Senior-Series A, 5.50% due 8/15/2028                   3,939
      1,500        Senior-Series B, 8.40%** due 8/15/2029                   384
        300        Senior-Series B, 8.80%** due 8/15/2030                    72
      5,000   Tobacco Settlement Financing Corporation of Virginia,
                Asset-Backed Revenue Bonds, 5.625%
                due 6/01/2037                                             5,106

Washington--0.6%

      1,365   Seattle, Washington, Housing Authority Revenue
                Bonds (Replacement Housing Project), 6.125%
                due 12/01/2032                                            1,350



       Face
     Amount   Municipal Bonds                                           Value

West Virginia--0.4%

    $ 1,000   Princeton, West Virginia, Hospital Revenue Refunding
                Bonds (Community Hospital Association Inc. Project),
                6% due 5/01/2019                                      $     930

Wisconsin--1.2%

              Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds:
        825        (New Castle Place Project), Series A, 7%
                   due 12/01/2031                                           850
      1,755        (Synergyhealth Inc.), 6% due 11/15/2032                1,861

Wyoming--1.4%

      3,000   Sweetwater County, Wyoming, Solid Waste Disposal
                Revenue Bonds (FMC Corporation Project), AMT,
                Series B, 6.90% due 9/01/2024                             3,028

Puerto Rico--2.5%

      4,005   Puerto Rico Electric Power Authority, Power Revenue
                Bonds, Series RR, 5% due 7/01/2027 (h)                    4,186
      2,060   Puerto Rico Industrial, Medical and Environmental
                Pollution Control Facilities Financing Authority,
                Special Facilities Revenue Bonds (American
                Airlines Inc.), Series A, 6.45% due 12/01/2025            1,453

U.S. Virgin Islands--1.8%

      3,460   Virgin Islands Government Refinery Facilities, Revenue
                Refunding Bonds (Hovensa Coker Project), AMT,
                6.50% due 7/01/2021                                       3,899

              Total Municipal Bonds
              (Cost--$327,575)--154.0%                                  342,283



     Shares
       Held   Short-Term Securities

          9   Merrill Lynch Institutional Tax-Exempt Fund (j)                 9

              Total Short-Term Securities
              (Cost--$9)--0.0%                                                9

Total Investments (Cost--$327,584*)--154.0%                             342,291
Other Assets Less Liabilities--2.3%                                       4,999
Preferred Stock, at Redemption Value--(56.3%)                         (125,039)
                                                                    -----------
Net Assets Applicable to Common Stock--100.0%                       $   222,251
                                                                    ===========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       327,296
                                                    ===============
    Gross unrealized appreciation                   $        17,438
    Gross unrealized depreciation                           (2,443)
                                                    ---------------
    Net unrealized appreciation                     $        14,995
                                                    ===============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FNMA/GNMA Collateralized.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) ACA Insured.

(h) XL Capital Insured.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net        Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund        --          --*

      * Amount is less than $1,000.

(k) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)
                             MuniHoldings Insured Fund, Inc.


       Face
     Amount   Municipal Bonds                                           Value

Alabama--1.3%

    $ 2,170   Jefferson County, Alabama, Limited Obligation School
                Warrants, Series A, 5.50% due 1/01/2022             $     2,317

Arizona--2.1%

      3,590   Pinal County, Arizona, COP, 5.25% due 12/01/2023            3,729

Arkansas--2.2%

      3,710   Arkansas State Development Finance Authority,
                M/F Mortgage Revenue Refunding Bonds, DRIVERS,
                Series 964Z, 7.689% due 6/01/2010 (c)(e)(i)               3,996

California--35.1%

      3,250   California Pollution Control Financing Authority, PCR,
                Refunding, DRIVERS, AMT, Series 878Z, 7.667%
                due 12/01/2009 (e)(i)                                     3,654
              California State Department of Water Resources,
                Power Supply Revenue Bonds, Series A:
      4,000        5.375% due 5/01/2017 (g)                               4,315
      3,400        5.25% due 5/01/2020                                    3,625
      3,325        5.375% due 5/01/2022                                   3,577
      2,000   California State Public Works Board, Lease Revenue
                Bonds (Department of General Services--Capitol
                East End Complex), Series A, 5% due 12/01/2027 (a)        2,051
      1,300   California State, Various Purpose, GO, 5.50%
                due 4/01/2028                                             1,394
              East Side Union High School District, California, Santa
                Clara County, GO (Election of 2002):
      1,800        Series B, 5% due 8/01/2027 (b)                         1,859
      1,335        Series D, 5% due 8/01/2021 (g)                         1,400
      5,155        Series D, 5% due 8/01/2029 (g)                         5,332
      5,305   Industry, California, Urban Development Agency, Tax
                Allocation Bonds (Civic-Recreational--Industrial
                Redevelopment Project No. 1), Series B, 5%
                due 5/01/2019 (e)                                         5,555
              Los Angeles, California, Unified School District, GO:
      2,000        (Election of 1997), Series F, 5% due 1/01/2028 (b)     2,074
      4,940        Series A, 5% due 1/01/2028 (e)                         5,122
      2,565   Modesto, California, Schools Infrastructure Financing
                Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)        2,775
      5,005   San Francisco, California, City & County, GO
                (California Academy of Sciences Improvements),
                Series E, 5% due 6/15/2023 (e)                            5,222
      1,265   San Jose, California, GO (Libraries, Parks and Public
                Safety Projects), 5% due 9/01/2030 (e)                    1,304
              San Pablo, California, Joint Powers Financing Authority,
                Tax Allocation Revenue Refunding Bonds (e):
      2,635        5.66%* due 12/01/2024                                    976
      2,355        5.66%* due 12/01/2025                                    821
      2,355        5.66%* due 12/01/2026                                    771
      2,800   Tustin, California, Unified School District, Senior Lien
                Special Tax Bonds (Community Facilities District
                Number 97-1), Series A, 5% due 9/01/2038 (d)              2,852
      1,700   University of California, Limited Project Revenue
                Bonds, Series B, 5% due 5/15/2033 (d)                     1,752
      2,000   University of California Revenue Bonds (Multiple
                Purpose Projects), Series Q, 5% due 9/01/2022 (d)         2,081
      3,480   West Contra Costa, California, Unified School District,
                GO, Series C, 5% due 8/01/2021 (b)                        3,635
      2,435   William S. Hart Union High School District, California,
                Capital Appreciation, GO (Election of 2001),
                Series B, 4.72%* due 9/01/2025 (d)                          900



       Face
     Amount   Municipal Bonds                                           Value

Colorado--6.7%

              Aurora, Colorado, COP (a):
    $ 2,440        5.75% due 12/01/2015                             $     2,673
      2,560        5.75% due 12/01/2016                                   2,805
      2,730        5.75% due 12/01/2017                                   2,984
      2,890        5.75% due 12/01/2018                                   3,159
        500   Moffat County, Colorado, PCR, Refunding (PacifiCorp
                Projects), VRDN, 2.70% due 5/01/2013 (a)(h)                 500

Connecticut--2.9%

      5,000   Connecticut State Health and Educational Facilities
                Authority Revenue Bonds (Connecticut State
                University System), Series E, 5% due 11/01/2033 (b)       5,146

Florida--0.2%

      2,225   Miami-Dade County, Florida, Subordinate Special
                Obligation Revenue Bonds, Series A, 5.24%*
                due 10/01/2037 (e)                                          413

Georgia--1.2%

      2,000   Augusta, Georgia, Water and Sewer Revenue Bonds,
                5.25% due 10/01/2034 (d)                                  2,123

Illinois--12.2%

      7,965   Chicago, Illinois, GO, Series A, 6%
                due 7/01/2010 (b)(f)                                      8,868
      2,150   Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, DRIVERS, AMT, Series 845-Z,
                8.956% due 1/01/2012 (e)(g)(i)                            2,603
              Chicago, Illinois, Park District, Limited Tax, GO,
                Series A (b):
      2,965        5.75% due 1/01/2011 (f)                                3,264
        535        5.75% due 1/01/2017                                      583
      1,535   Counties of Madison, Jersey, Macoupin, Calhoun,
                Morgan, Scott and Greene and State of Illinois,
                Community College District Number 536
                (Lewis & Clark), GO (Alternate Revenue Source),
                Series B, 5.25% due 11/01/2030 (d)                        1,624
      4,500   Illinois State, GO, First Series, 6% due 1/01/2018 (b)      4,901
         45   Lake, Cook, Kane and McHenry Counties, Illinois,
                Community Unit School District Number 220, GO,
                5.75% due 12/01/2019 (b)                                     49

Indiana--1.2%

      2,000   Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series A, 5.25% due 6/01/2029 (b)          2,115

Massachusetts--9.9%

      3,565   Massachusetts Bay Transportation Authority, Sales
                Tax Revenue Refunding Bonds, Senior Series A, 5%
                due 7/01/2035                                             3,637
      1,030   Massachusetts State, HFA, Housing Development
                Revenue Refunding Bonds, AMT, Series A, 5.15%
                due 6/01/2011 (e)                                         1,043
              Massachusetts State, HFA, Rental Housing Mortgage
                Revenue Bonds, AMT (d):
      3,300        Series A, 5.15% due 7/01/2026                          3,283
      2,440        Series C, 5.50% due 7/01/2032                          2,548
      7,160   Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (d)                                         7,400



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)
                             MuniHoldings Insured Fund, Inc.


       Face
     Amount   Municipal Bonds                                           Value

Michigan--3.8%

    $ 2,035   Boyne City, Michigan, Public School District, GO,
                5.75% due 5/01/2009 (b)(f)                          $     2,192
              Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds AMT (g):
      1,500        (Detroit Edison Pollution), Series B, 5.65%
                   due 9/01/2029                                          1,580
      1,750        DRIVERS, Series 857Z, 8.257% due 3/01/2010 (i)         1,936
      1,000        DRIVERS, Series 858Z, 7.958% due 12/01/2011 (i)        1,109

Minnesota--2.4%

      4,015   Sauk Rapids, Minnesota, Independent School District
                Number 47, GO, Series A, 5.65% due 2/01/2019 (e)          4,365

Missouri--5.3%

      2,000   Cape Girardeau, Missouri, School District Number 063,
                GO (Missouri Direct Deposit Program), 5.50%
                due 3/01/2018 (b)                                         2,142
              Mehlville, Missouri, School District Number R-9, COP,
                Series A (d):
      1,925        5.50% due 3/01/2014                                    2,090
      2,175        5.50% due 3/01/2015                                    2,351
      1,170        5.50% due 3/01/2016                                    1,265
      1,500        5.50% due 3/01/2017                                    1,618

Nebraska--2.2%

              Omaha Convention Hotel Corporation, Nebraska,
                Convention Center Revenue Bonds, First Tier,
                Series A (a):
      1,585        5.50% due 4/01/2020                                    1,717
      2,000        5.50% due 4/01/2021                                    2,167

New Jersey--16.5%

              New Jersey EDA, Cigarette Tax Revenue Bonds:
      5,295        5.75% due 6/15/2029                                    5,563
      3,800        5.75% due 6/15/2034                                    4,148
      6,700   New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5.25% due 7/01/2033 (e)                  7,116
      6,705   New Jersey State Transportation Trust Fund Authority,
                Transportation System Revenue Bonds, Series D,
                5% due 6/15/2019 (d)                                      7,061
      5,500   New Jersey State Turnpike Authority, Turnpike Revenue
                Bonds, Series C, 5% due 1/01/2030 (d)                     5,713

New York--28.2%

      1,185   Metropolitan Transportation Authority, New York,
                Revenue Bonds, Series B, 5% due 11/15/2030 (a)            1,230
     10,000   Nassau Health Care Corporation, New York, Health
                System Revenue Bonds, 5.75% due 8/01/2009 (d)(f)         11,030
              New York City, New York, GO, Refunding:
      5,865        Series C, 5.875% due 8/01/2006 (e)(f)                  6,076
        385        Series C, 5.875% due 2/01/2016 (e)                       398
      7,500        Series G, 5.75% due 2/01/2017 (d)                      7,658
      7,085   New York City, New York, GO, Series G, 5.75%
                due 10/15/2007 (d)(f)                                     7,506
              New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, Series A (a):
      4,095        5.25% due 10/15/2027                                   4,378
      1,000        5% due 10/15/2029                                      1,041
      1,000        5% due 10/15/2032                                      1,037



       Face
     Amount   Municipal Bonds                                           Value

New York (concluded)

    $ 2,645   New York State Dormitory Authority Revenue Bonds
                (School Districts Financing Program), Series D,
                5.25% due 10/01/2023 (e)                            $     2,829
              Tobacco Settlement Financing Corporation of New
                York Revenue Bonds, Series C-1:
      4,900        5.50% due 6/01/2017                                    5,282
      2,000        5.50% due 6/01/2021                                    2,165

Oregon--0.9%

      1,400   Portland, Oregon, Urban Renewal and Redevelopment
                Tax Allocation Bonds (Oregon Convention Center),
                Series A, 5.75% due 6/15/2015 (a)                         1,540

Pennsylvania--12.8%

      2,730   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                (Pennsylvania Power and Light Utilities Corporation
                Project), 4.75% due 2/15/2027 (b)                         2,744
      2,000   Pennsylvania State Higher Educational Facilities
                Authority, Revenue Bonds (Slippery Rock University
                Foundation, Inc.), Series A, 5% due 7/01/2037 (g)         2,038
      3,900   Pennsylvania State Higher Educational Facilities
                Authority, State System of Higher Education Revenue
                Bonds, Series O, 5.125% due 6/15/2024 (a)                 3,991
      6,045   Philadelphia, Pennsylvania, Airport Revenue Bonds
                (Philadelphia Airport System), AMT, Series B, 5.50%
                due 6/15/2017 (b)                                         6,302
      1,730   Sayre, Pennsylvania, Health Care Facilities Authority,
                Revenue Refunding Bonds (Guthrie Healthcare
                System), Series A, 5.875% due 12/01/2031                  1,838
      2,015   Seneca Valley, Pennsylvania, School District,
                GO, 5% due 1/01/2019 (b)                                  2,132
      1,800   Washington County, Pennsylvania, Capital Funding
                Authority Revenue Bonds (Capital Projects and
                Equipment Program), 6.15% due 12/01/2029 (a)              1,912
      1,885   York County, Pennsylvania, School of Technology
                Authority, Lease Revenue Refunding Bonds, 5.50%
                due 2/15/2022 (b)                                         2,055

Rhode Island--4.8%

      5,000   Providence, Rhode Island, Redevelopment Agency
                Revenue Refunding Bonds (Public Safety and
                Municipal Buildings), Series A, 5.75%
                due 4/01/2010 (a)(f)                                      5,506
      2,870   Rhode Island State Health and Educational Building
                Corporation Revenue Bonds (Rhode Island School of
                Design), Series D, 5.50% due 8/15/2031 (g)                3,098

South Carolina--0.9%

      1,525   Medical University Hospital Authority, South
                Carolina, Hospital Facilities, Revenue Refunding
                Bonds, Series A, 5.25% due 2/15/2025 (c)(e)               1,607

Tennessee--3.4%

        700   Sevier County, Tennessee, Public Building Authority,
                Local Government Public Improvement Revenue
                Bonds, VRDN, Series IV-E-1, 2.72%
                due 6/01/2030 (a)(h)                                        700
              Tennessee HDA, Revenue Refunding
                Bonds (Homeownership Program),
                AMT, Series A (d):
      2,770        5.25% due 7/01/2022                                    2,852
      2,545        5.35% due 1/01/2026                                    2,612



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)
                             MuniHoldings Insured Fund, Inc.


       Face
     Amount   Municipal Bonds                                           Value

Texas--4.8%

    $ 1,200   Bell County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Scott &
                White Memorial Hospital), VRDN, Series 2001-2,
                2.72% due 8/15/2031 (e)(h)                          $     1,200
      4,000   Dallas-Fort Worth, Texas, International Airport
                Revenue Bonds, DRIVERS, AMT, Series 778-Z,
                7.957% due 11/01/2011 (e)(i)                              4,390
      2,830   Houston, Texas, Community College System,
                Participation Interests, COP (Alief Center Project),
                5.75% due 8/15/2022 (e)                                   3,013

Washington--4.8%

      4,000   Bellevue, Washington, GO, Refunding, 5.50%
                due 12/01/2039 (e)                                        4,285
      2,310   Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Bonds
                (Chelan Hydro System), AMT, Series A, 5.45%
                due 7/01/2037 (a)                                         2,391
      1,810   Snohomish County, Washington, Public Utility District
                Number 001, Electric Revenue Bonds, 5.50%
                due 12/01/2022 (d)                                        1,974

West Virginia--2.9%

      5,000   West Virginia State Housing Development Fund,
                Housing Finance Revenue Refunding Bonds,
                Series D, 5.20% due 11/01/2021 (e)                        5,146

Wisconsin--0.2%

        500   Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds (Blood Center of South-
                eastern Wisconsin Project), 5.50% due 6/01/2024             520



       Face
     Amount   Municipal Bonds                                           Value

Wyoming--0.9%

    $ 1,500   Wyoming Student Loan Corporation,
                Student Loan Revenue Refunding
                Bonds, Series A, 6.20%
                due 6/01/2024                                       $     1,599

Puerto Rico--3.1%

      3,500   Puerto Rico Electric Power Authority,
                Power Revenue Bonds, Series RR, 5%
                due 7/01/2027 (g)                                         3,658
      1,870   Puerto Rico Public Buildings Authority,
                Government Facilities Revenue
                Refunding Bonds, Series D, 5.25%
                due 7/01/2036                                             1,924

              Total Municipal Bonds
              (Cost--$302,804)--172.9%                                  310,600



     Shares
       Held   Short-Term Securities

         21   Merrill Lynch Institutional Tax-Exempt Fund (j)                21

              Total Short-Term Securities
              (Cost--$21)--0.0%                                              21

Total Investments (Cost--$302,825**)--172.9%                            310,621
Other Assets Less Liabilities--1.7%                                       3,061
Preferred Stock, at Redemption Value--(74.6%)                         (134,031)
                                                                    -----------
Net Assets Applicable to Common Stock--100.0%                       $   179,651
                                                                    ===========


  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

 ** The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       302,825
                                                    ===============
    Gross unrealized appreciation                   $         9,426
    Gross unrealized depreciation                           (1,630)
                                                    ---------------
    Net unrealized appreciation                     $         7,796
                                                    ===============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHA Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) XL Capital Insured.

(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net        Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund      (100)         $15

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005


Statements of Net Assets
                                                                                                                   MuniHoldings
                                                                                                 MuniHoldings        Insured
As of October 31, 2005                                                                            Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   342,282,563    $   310,600,597
       Investments in affiliated securities, at value**                                                  8,893             20,732
       Cash                                                                                          2,093,055             47,183
       Receivable for securities sold                                                                2,611,663                 --
       Interest receivable                                                                           5,877,373          5,012,284
       Prepaid expenses                                                                                  1,949              1,950
                                                                                               ---------------    ---------------
       Total assets                                                                                352,875,496        315,682,746
                                                                                               ---------------    ---------------

Liabilities

       Payable for securities purchased                                                              5,216,168          1,746,087
       Payable to investment adviser                                                                   148,640            121,882
       Offering costs payable                                                                          130,156                 --
       Dividends payable to Common Stock shareholders                                                   75,232            118,512
       Payable for other affiliates                                                                      7,070              3,389
       Accrued expenses and other liabilities                                                            8,537             10,966
                                                                                               ---------------    ---------------
       Total liabilities                                                                             5,585,803          2,000,836
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share*** of
       AMPS+++ at $25,000 per share liquidation preference                                         125,038,678        134,030,954
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   222,251,015    $   179,650,956
                                                                                               ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                                    $     3,189,983    $     1,706,684
       Accumulated realized capital losses--net                                                    (1,552,948)       (21,606,952)
       Unrealized appreciation--net                                                                 14,707,780          7,796,089
                                                                                               ---------------    ---------------
       Total accumulated earnings (losses)--net                                                     16,344,815       (12,104,179)
       Common Stock, par value $.10 per share++                                                      1,383,573          1,288,620
       Paid-in capital in excess of par                                                            204,522,627        190,466,515
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   222,251,015    $   179,650,956
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         16.06    $         13.94
                                                                                               ===============    ===============
       Market price                                                                            $         16.01    $         13.55
                                                                                               ===============    ===============
         * Identified cost on unaffiliated securities                                          $   327,574,783    $   302,804,508
                                                                                               ===============    ===============
        ** Identified cost on affiliated securities                                            $         8,893    $        20,732
                                                                                               ===============    ===============
       *** Preferred Stock authorized, issued and outstanding:
              Series A Shares                                                                            2,200              2,680
                                                                                               ===============    ===============
              Series B Shares                                                                            2,200              2,680
                                                                                               ===============    ===============
              Series C Shares                                                                              600                 --
                                                                                               ===============    ===============
        ++ Common Stock issued and outstanding                                                      13,835,734         12,886,200
                                                                                               ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005


Statements of Operations
                                                                                                                   MuniHoldings
                                                                                                 MuniHoldings        Insured
For the Six Months Ended October 31, 2005                                                         Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $     9,176,394    $     7,422,520
       Dividends from affiliates                                                                           105             14,824
                                                                                               ---------------    ---------------
       Total income                                                                                  9,176,499          7,437,344
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                        930,227            879,042
       Commission fees                                                                                 142,351            168,618
       Accounting services                                                                              60,496             60,296
       Professional fees                                                                                27,793             27,982
       Transfer agent fees                                                                              27,282             25,265
       Printing and shareholder reports                                                                 14,989             14,879
       Listing fees                                                                                      8,418              9,844
       Custodian fees                                                                                   10,099             10,909
       Pricing fees                                                                                      8,957              8,129
       Directors' fees and expenses                                                                     15,425             16,116
       Other                                                                                            19,928             21,509
                                                                                               ---------------    ---------------
       Total expenses before waiver and reimbursement                                                1,265,965          1,242,589
       Waiver and reimbursement of expenses                                                                (9)           (96,405)
                                                                                               ---------------    ---------------
       Total expenses after waiver and reimbursement                                                 1,265,956          1,146,184
                                                                                               ---------------    ---------------
       Investment income--net                                                                        7,910,543          6,291,160
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          2,007,265          2,392,437
           Futures contracts and forward interest rate swaps--net                                           --          (883,114)
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                      2,007,265          1,509,323
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (3,805,686)        (7,821,741)
           Futures contracts and forward interest rate swaps--net                                           --            945,784
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                   (3,805,686)        (6,875,957)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                     (1,798,421)        (5,366,634)
                                                                                               ---------------    ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                      (1,369,568)        (1,621,775)
                                                                                               ---------------    ---------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                         $     4,742,554    $     (697,249)
                                                                                               ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005


Statements of Changes in Net Assets                                                                       MuniHoldings Fund, Inc.

                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  October 31,        April 30,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

       Investment income--net                                                                  $     7,910,543    $    16,624,737
       Realized gain--net                                                                            2,007,265          2,939,627
       Change in unrealized appreciation/depreciation--net                                         (3,805,686)          8,533,658
       Dividends to Preferred Stock shareholders                                                   (1,369,568)        (1,607,958)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          4,742,554         26,490,064
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (7,824,202)       (15,903,116)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (7,824,202)       (15,903,116)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                (280,156)                 --
       Value of shares issued to Common Stock shareholders in reinvestment of dividends                394,559            158,591
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from capital stock transactions                            114,403            158,591
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (2,967,245)         10,745,539
       Beginning of period                                                                         225,218,260        214,472,721
                                                                                               ---------------    ---------------
       End of period*                                                                          $   222,251,015    $   225,218,260
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     3,189,983    $     4,473,210
                                                                                               ===============    ===============

             See Notes to Financial Statements.


                                                                                                  MuniHoldings Insured Fund, Inc.


                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                 October 31,        April 30,
Increase (Decrease) in Net Assets:                                                                   2005              2005
Operations

       Investment income--net                                                                  $    6,291,160     $    13,024,998
       Realized gain--net                                                                            1,509,323          2,296,913
       Change in unrealized appreciation/depreciation--net                                         (6,875,957)          2,511,721
       Dividends to Preferred Stock shareholders                                                   (1,621,775)        (2,002,764)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                               (697,249)         15,830,868
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (5,742,988)       (11,735,198)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (5,742,988)       (11,735,198)
                                                                                               ---------------    ---------------

Common Stock Transactions:

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                269,995                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (6,170,242)          4,095,670
       Beginning of period                                                                         185,821,198        181,725,528
                                                                                               ---------------    ---------------
       End of period*                                                                          $   179,650,956    $   185,821,198
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,706,684    $     2,780,287
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005


Financial Highlights                                                                                      MuniHoldings Fund, Inc.
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         October 31,              For the Year Ended April 30,
from information provided in the financial statements.                2005      2005           2004           2003           2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    16.31    $    15.54   $    15.07   $    14.50   $    13.76
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                        .57++++      1.20++++     1.25++++     1.25++++         1.17
       Realized and unrealized gain (loss)--net                        (.13)           .84          .40          .40          .66
       Less dividends to Preferred Stock shareholders from
       investment income--net                                          (.10)         (.12)        (.07)        (.10)        (.16)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .34          1.92         1.58         1.55         1.67
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                          (.57)        (1.15)       (1.11)        (.98)        (.93)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                     (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    16.06    $    16.31   $    15.54   $    15.07   $    14.50
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    16.01    $    16.12   $    14.43   $    14.43   $    13.38
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return++

       Based on net asset value per share                           1.92%+++        12.95%       10.94%       11.54%       12.64%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                              2.80%+++        20.22%        7.58%       15.75%        8.51%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement*                         1.12%**         1.13%        1.14%        1.18%        1.21%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses*                                               1.12%**         1.13%        1.15%        1.18%        1.21%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net*                                 6.97%**         7.61%        7.98%        8.40%        8.03%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders           1.21%**          .74%         .45%         .66%        1.08%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders          5.76%**         6.87%        7.53%        7.74%        6.95%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                     2.46%**         1.47%         .88%        1.23%        1.96%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock,
       end of period (in thousands)                               $  222,251    $  225,218   $  214,473   $  207,960   $  200,091
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period
       (in thousands)                                             $  125,000    $  110,000   $  110,000   $  110,000   $  110,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             25.42%        36.23%       42.89%       50.68%       62.94%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,778    $    3,047   $    2,950   $    2,891   $    2,819
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      313    $      366   $      220   $      315   $      492
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      303    $      365   $      223   $      302   $      490
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C***--Investment income--net                        $       22            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Do not reflect the effect of dividends to Preferred
           Stock shareholders.

        ** Annualized.

       *** Series C was issued October 19, 2005.

        ++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      ++++ Based on average shares outstanding.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005


Financial Highlights                                                                              MuniHoldings Insured Fund, Inc.
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         October 31,              For the Year Ended April 30,
from information provided in the financial statements.                2005      2005           2004           2003           2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    14.44    $    14.12   $    14.48   $    13.78   $    13.29
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .49+++       1.01+++      1.04+++      1.06+++         1.07
       Realized and unrealized gain (loss)--net                        (.41)           .38        (.42)          .62          .44
       Less dividends to Preferred Stock shareholders from
       investment income--net                                          (.13)         (.16)        (.09)        (.13)        (.21)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                (.05)          1.23          .53         1.55         1.30
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                          (.45)         (.91)        (.89)        (.85)        (.81)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    13.94    $    14.44   $    14.12   $    14.48   $    13.78
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    13.55    $    13.70   $    12.64   $    13.50   $    12.65
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           (.37%)++         9.35%        4.07%       12.04%       10.28%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                               2.07%++        15.90%       (.07%)       13.79%        4.38%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of waiver and reimbursement***             1.24%*         1.24%        1.24%        1.28%        1.30%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.34%*         1.35%        1.34%        1.38%        1.39%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.79%*         7.09%        7.12%        7.55%        7.75%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders            1.75%*         1.09%         .65%         .91%        1.50%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders           5.04%*         6.00%        6.47%        6.64%        6.25%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                      2.41%*         1.50%         .90%        1.23%        1.99%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock,
       end of period (in thousands)                               $  179,651    $  185,821   $  181,726   $  186,372   $  177,286
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period
       (in thousands)                                             $  134,000    $  134,000   $  134,000   $  134,000   $  134,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             34.77%        51.81%       39.94%       49.59%       49.69%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,341    $    2,387   $    2,356   $    2,391   $    2,323
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      303    $      372   $      225   $      313   $      502
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      302    $      376   $      228   $      302   $      491
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Aggregate total investment return.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company
Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MHD and MUS, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Notes to Financial Statements (continued)


(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs for MuniHoldings Fund, Inc.--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through their investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended October 31, 2005, FAM reimbursed the Funds in the amount of $9 and $1,259 relating to MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc., respectively. In addition, FAM earned fees of $879,042, of which $95,146 was waived, relating to MuniHoldings Insured Fund, Inc.

For the six months ended October 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") an affiliate of FAM, received underwriting fees of $150,000 in connection with the issuance of MuniHoldings Fund, Inc.'s Preferred Stock.

For the six months ended October 31, 2005, MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. reimbursed FAM $3,366 and $3,437, respectively, for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2005 were as follows:


                                                           MuniHoldings
                                        MuniHoldings            Insured
                                          Fund, Inc.         Fund, Inc.

Total Purchases                      $    93,528,897    $   108,981,494
                                     ---------------    ---------------
Total Sales                          $    84,676,521    $   110,835,460
                                     ===============    ===============


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors are authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

MuniHoldings Fund, Inc.

Shares issued and outstanding during the six months ended October 31, 2005 and during the year ended April 30, 2005 increased by 23,996 and 9,843, respectively, as a result of dividend reinvestment.


MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the six months ended October 31, 2005 increased by 18,659 as a result of dividend reinvestment. Shares issued and outstanding during the year ended April 30, 2005 remained constant.



SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005



Notes to Financial Statements (concluded)


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2005 were as follows:


                                                           MuniHoldings
                                        MuniHoldings            Insured
                                          Fund, Inc.         Fund, Inc.

Series A                                       2.40%              2.65%
Series B                                       2.40%              2.41%
Series C                                       2.50%                 --


MuniHoldings Fund, Inc.

Shares issued and outstanding during the six months ended October 31, 2005 increased by 600 from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended April 30, 2005 remained constant.


MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the six months ended October 31, 2005 and the year ended April 30, 2005 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2005, MLPF&S earned commissions as follows:


                                                            Commissions

MuniHoldings Fund, Inc.                                      $   82,368
MuniHoldings Insured Fund, Inc.                              $  105,357


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.091000 per share and $.071000 per share relating to MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. respectively, on November 29, 2005 to shareholders of record on November 15, 2005.


6. Capital Loss Carryforward:

MuniHoldings Fund, Inc.

On April 30, 2005, the Fund had a net capital loss carryforward of $3,435,164, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


MuniHoldings Insured Fund, Inc.

On April 30, 2005, the Fund had a net capital loss carryforward of $20,278,429, of which $10,694,516 expires in 2008 and $9,583,913 expires in
2009. This amount will be available to offset like amounts of any future taxable gains.



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MHD   MuniHoldings Fund,Inc.
MUS   MuniHoldings Insured Fund,Inc.


SEMI-ANNUAL REPORTS                                            OCTOBER 31, 2005


Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund, Inc.


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund, Inc.


Date: December 16, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund, Inc.


Date: December 16, 2005